                                                                    EXHIBIT 99.2

                                     CONSENT

         I, William E. Bradford, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 15th day of June, 2001.


                                            /s/ WILLIAM E. BRADFORD
                                            --------------------------
                                            William E. Bradford

                                     CONSENT

         I, Sylvia A. Earle, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 15th day of June, 2001.


                                             /s/ SYLVIA A. EARLE
                                             --------------------------
                                             Sylvia A. Earle

                                     CONSENT

         I, David C. Genever-Watling, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 15th day of June, 2001.


                                             /s/ DAVID C. GENEVER-WATLING
                                             ----------------------------
                                             David C. Genever-Watling

                                     CONSENT

         I, Martin C. Jischke, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 20th day of June, 2001.


                                             /s/ MARTIN C. JISCHKE
                                             -----------------------------------
                                             Martin C. Jischke

                                     CONSENT

         I, William C. Morris, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 14th day of June, 2001.


                                             /s/ WILLIAM C. MORRIS
                                             -----------------------------------
                                             William C. Morris

                                     CONSENT

         I, John J. Murphy, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 15th day of June, 2001.


                                             /s/ JOHN J. MURPHY
                                             -----------------------------------
                                             John J. Murphy

                                     CONSENT

         I, Leroy C. Richie, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 15th day of June, 2001.


                                             /s/ LEROY C. RICHIE
                                             -----------------------------------
                                             Leroy C. Richie

                                     CONSENT

         I, Matthew R. Simmons, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 12th day of June, 2001.


                                             /s/ MATTHEW R. SIMMONS
                                             -----------------------------------
                                             Matthew R. Simmons

                                     CONSENT

         I, Farah M. Walters, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 15th day of June, 2001.


                                             /s/ FARAH M. WALTERS
                                             -----------------------------------
                                             Farah M. Walters

                                     CONSENT

         I, Ian L. White-Thomson, hereby consent to being named in the Proxy Statement-Prospectus included in the Registration Statement on Form S-4 filed by Kerr-McGee Holdco, Inc. (the "Corporation") in connection with the Agreement and Plan of Merger, dated as of May 13, 2001, by and among the Corporation, Kerr-McGee Corporation, a Delaware corporation ("Kerr-McGee"), HS Resources, Inc., a Delaware corporation, Kerr-McGee Merger Sub, Inc., a wholly owned subsidiary of the Corporation ("Kerr-McGee Merger Sub"), and HS Resources Merger Sub, Inc., a wholly owned subsidiary of the Corporation, as a person who will become a director of the Corporation following the merger of Kerr-McGee Merger Sub with and into Kerr-McGee.

         IN WITNESS WHEREOF, the undersigned has executed this document the 15th day of June, 2001.


                                             /s/ IAN L. WHITE-THOMSON
                                             -----------------------------------
                                             Ian L. White-Thomson